                                                                   EXHIBIT 10.9
                              WAIVER OF INTEREST

                  I, Georgeann Oliva, am the spouse of Carmine T. Oliva. I understand that to induce Wells Fargo Business Credit, Inc., a Minnesota corporation (herein, with its participants, successors and assigns, called the "Lender"), to extend credit to XIT Corporation, a New Jersey corporation, and CXR Telcom Corporation, a Delaware corporation (together, the "Borrower"), my spouse has agreed to guaranty the payment of any indebtedness of the Borrower to the Lender (the "Indebtedness").

                  The Lender's credit decision will be based, in part, on our financial statement which is a joint financial statement that does not distinguish between assets that are owned separately by one of us or that are owned jointly. To induce the Lender to extend credit to the Borrower based, in part, on my spouse's guaranty, I hereby waive as against the Lender any interest I now have or may in the future have in (1) any real or personal property shown on any financial statement of ours submitted in connection with my spouse's guaranty, and (2) any other real or personal property now owned or hereafter acquired by either of us individually or by both of us jointly (all such property described in clauses (1) and (2) being referred to as the "Property")

                  I understand that one of the remedies that the Lender has upon default in the Indebtedness is to satisfy the Indebtedness out of the Property either by obtaining a judgment against my spouse or otherwise, and in that event I understand and agree that if the Lender attempts to satisfy the Indebtedness out of the Property, I will not claim any ownership or other interest in the Property.

                  I also acknowledge that by signing any mortgage or security agreement securing my spouse's guaranty, I have subjected any interest I may have in the Property described therein to the lien and security interest of the mortgage or the security agreement.

                  By its acceptance of this Waiver and by extending credit to the Borrower, the Lender agrees that I am not personally liable to repay the Indebtedness.

Dated August 16, 2000.

                                                  /s/ GEORGEANN OLIVA
                                                  ----------------------------
                                                        Georgeann Oliva

N.C. D.L. ALL-PURPOSE ACKNOWLEDGMENT


STATE OF N.C. D.L.                                       )
                                                         ) SS.
COUNTY OF Pasquotank                                     )
          -------------------------


     On 16 August 2000, before me,              D.L. Dorothy H. Lane,
        --------------             ------------------------------------------,
             Date                      Name and Title of Officer (e.g. "Jane
                                                 Doe, Notary Public")

personally appeared                   Georgeann Oliva
                   ----------------------------------------------------------,
                                     Name of Signer(s)

[X]personally  known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/ her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                      WITNESS my hand and official seal.

                                      /s/ Dorothy H. Lane
                                      ------------------------------------------
                                              Signature of Notary Public


                                  OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY(IES) CLAIMED BY SIGNER(S)      DESCRIPTION OF ATTACHED DOCUMENT

[X] Individual
[ ] Corporate Officer
                                                        Guarantee
    --------------------------------     -------------------------------------
                Title(s)                        Title or Type of Document

[ ] Partner(s)   [ ] LIMITED
                 [ ] GENERAL             -------------------------------------
[ ] Attorney-in-Fact                                 Number of Pages
[ ] Trustee(s)
[ ] Guardian/Conservator
[ ] Other:
    ---------------------------------    -------------------------------------
                                                     Date of Document

Signer is Representing:
Name of Person(s) or Entity(ies)

    ---------------------------------    -------------------------------------
                                           Signer(s) Other Than Named Above

    ---------------------------------


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